EXHIBIT 99.1

Unaudited Pro Forma Condensed Deconsolidated Financial Statements

      The unaudited condensed deconsolidated balance sheet is presented on a pro forma as adjusted basis to reflect the sale of Midwest Bank of Western Illinois (“MBWI”). The unaudited pro forma condensed deconsolidated statements of income for the year ended December 31, 2004 and the three months ended March 31, 2005, are presented on a pro forma basis to reflect the sale of MBWI and the application of the net proceeds there from as described in Note 2 of the Unaudited Pro Forma Condensed Deconsolidated Financial Statements, as if it had occurred as of the beginning of the period presented.

      The unaudited pro forma condensed deconsolidated financial statements should be read in conjunction with the historic consolidated financial statements of Midwest Banc Holdings, Inc. (the “Company”) as of and for the year ended December 31, 2004 and as of and for the three months ended March 31, 2005, including the related notes. The unaudited pro forma condensed deconsolidated financial statements do not purport to represent the Company’s financial position or the Company’s results of operations that would actually have occurred assuming the completion of the sale of MBWI, as of the dates indicated; nor do they purport to project the Company’s financial position or results of operations as of any future date or for any future period.

      The assumptions used in preparing the pro forma financial data may be revised in the future due to changes in value of the Tier 1 Capital of MBWI and changes in operating results between the dates of the unaudited pro forma financial data and the date on which the sale takes place. Adjustments may need to be made to the unaudited historical financial data upon which such pro forma data are based.

MIDWEST BANC HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED DECONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2005

			Pro Forma
			Adjustments	Pro Forma
			For	As Adjusted
	MBHI	MBWI	MBWI	March 31,
	Historical	Historical	Sale	2005
Assets:
Cash	$50,405	$6,461	$33,584	$77,528
Federal funds sold and other short-term investments	4,124	26	—	4,098
Securities available-for-sale	731,405	118,627	—	612,778
Securities held-to-maturity	83,261	774	—	82,487
Loans	1,287,943	134,548	—	1,153,395
Allowance for loan losses	(18,555)	(1,553)	—	(17,002)

Net loans	1,269,388	132,995	—	1,136,393
Cash surrender value of life insurance	49,922	6,347	—	43,575
Premises and equipment, net	26,998	3,918	—	23,080
Other real estate	8,818	157	—	8,661
Core deposit and other intangibles, net	2,109	—	—	2,109
Goodwill	4,360	3,469	—	891
Other assets	56,963	6,825	—	50,138

Total assets	$2,287,753	$279,599	$33,584	$2,041,738

Liabilities and Stockholders’ equity:
Liabilities:
Deposits:
Non-interest-bearing	$159,450	$10,749	$—	$148,701
Interest-bearing	1,513,945	165,681	—	1,348,264

Total deposits	1,673,395	176,430	—	1,496,965
Federal funds purchased	22,250	8,250	—	14,000
Securities sold under agreements to repurchase	235,813	52,018	—	183,795
Advances from the Federal Home Loan Bank	131,127	15,186	—	115,941
Junior subordinated debt owed to unconsolidated trusts	55,672	—	—	55,672
Other liabilities	33,704	3,091	2,512	33,125

Total liabilities	2,151,961	254,975	2,512	1,899,498

Stockholders’ equity:
Preferred stock	—	—	—	—
Common stock	187	1,600	1,600	187
Additional paid-in capital	65,746	18,293	18,293	65,746
Retained earnings	97,722	7,578	11,179	101,323
Unearned stock-based compensation	(2,476)	—	—	(2,476)
Accumulated other comprehensive loss	(23,253)	(2,847)	—	(20,406)
Treasury stock, at cost	(2,134)	—	—	(2,134)

Total stockholders’ equity	135,792	24,624	31,072	142,240

Total liabilities and stockholders’ equity	$2,287,753	$279,599	$33,584	$2,041,738

MIDWEST BANC HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED DECONSOLIDATED STATEMENTS OF INCOME
Period Ending December 31, 2004

			Pro Forma
			Adjustments	Pro Forma
			For	As Adjusted
	MBHI	MBWI	MBWI	December 31,
	Historical	Historical	Sale	2004
	(Dollars in thousands, except per share data)
Interest Income
Loan	$67,656	$8,286	$—	$59,370
Securities
Taxable	33,857	4,771	—	29,086
Exempt from federal income taxes	780	165	—	615
Trading securities	1,736	176	—	1,560
Federal funds sold and other short-term investments	1,378	48	—	1,330

Total interest income	105,407	13,446	—	91,961

Interest Expense
Deposits	30,602	2,950	—	27,652
Federal funds purchased	134	77	—	57
Securities sold under agreement to repurchase	5,530	1,282	—	4,248
Advances from the Federal Home Loan Bank	7,916	1,672	—	6,244
Junior subordinated debt owed to unconsolidated trusts	3,547	—	—	3,547
Notes payable	20	—	—	20

Total interest expense	47,749	5,981	—	41,768

Net interest income	57,658	7,465	—	50,193
Provision for loan losses	4,224	824	—	3,400

Net interest income after provision for loan loses	53,434	6,641	—	46,793

Noninterest Income
Customer service fees	5,938	682	—	5,256
Net losses on securities transactions	(4,480)	(695)	—	(3,785)
Impairment loss on equity securities	(10,098)	(3,850)	—	(6,248)
Net trading gains	414	206	—	208
Gains on sales of loans	537	—	—	537
Insurance and brokerage commissions	2,125	707	—	1,418
Trust	608	304	—	304
Increase in cash surrender value of life insurance	1,594	144	—	1,450
Gain on sale of subsidiary	—	—	6,468	6,468
Other	862	97	—	765

Total noninterest income	(2,500)	(2,405)	6,468	6,373

Noninterest Expense
Salaries and employee benefits	27,683	3,399	—	24,284
Occupancy and equipment	6,968	977	—	5,991
Professional services	4,906	234	355	5,027
Prepayment fees on FHLB advances	4,215	655	—	3,560
Other	8,961	1,187	—	7,774

Total noninterest income	52,733	6,452	355	46,636

Income (loss) before income taxes	(1,799)	(2,216)	6,113	6,530
Provision for income taxes	(4,175)	(1,306)	2,512	(357)

Net income (loss)	$2,376	$(910)	$3,601	$6,887

Basic earnings per share	$0.13	$(0.05)	$0.20	$0.39

Diluted earnings per share	$0.13	$(0.05)	$0.20	$0.38

Weighted average shares outstanding	17,888	17,888	17,888	17,888
Diluted average shares outstanding	18,291	18,291	18,291	18,291

MIDWEST BANC HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED DECONSOLIDATED STATEMENTS OF INCOME
Period Ending March 31, 2005

			Pro Forma
			Adjustments	Pro Forma
			For	As Adjusted
	MBHI	MBWI	MBWI	March 31,
	Historical	Historical	Sale	2005
	(Dollars in thousands, except per share data)
Interest Income
Loan	$19,314	$2,073	$—	$17,241
Securities
Taxable	7,971	1,061	—	6,910
Exempt from federal income taxes	122	29	—	93
Trading securities	66	—	—	66
Federal funds sold and other short-term investments	253	43	—	210

Total interest income	27,726	3,206	—	24,520

Interest Expense
Deposits	8,549	795	—	7,754
Federal funds purchased	71	21	—	50
Securities sold under agreement to repurchase	1,369	304	—	1,065
Advances from the Federal Home Loan Bank	1,623	191	—	1,432
Junior subordinated debt owed to unconsolidated trusts	985	—	—	985
Notes payable	9	—	—	9

Total interest expense	12,606	1,311	—	11,295

Net interest income	15,120	1,895	—	13,225
Provision for loan losses	430	(383)	—	813

Net interest income after provision for loan loses	14,690	2,278	—	12,412

Noninterest Income
Customer service fees	1,359	133	—	1,226
Net gains (loss) on securities transactions	112	368	—	(256)
Net trading gains (losses)	45	32	—	13
Gains on sales of loans	62	—	—	62
Insurance and brokerage commissions	514	136	—	378
Trust	140	74	—	66
Increase in cash surrender value of life insurance	422	76	—	346
Other	265	26	—	239

Total noninterest income	2,919	845	—	2,074
Noninterest Expense
Salaries and employee benefits	7,405	894	—	6,511
Occupancy and equipment	1,730	254	—	1,476
Professional services	1,209	58	—	1,151
Other	1,844	324	—	1,520

Total noninterest income	12,188	1,530	—	10,658

Income before income taxes	5,421	1,593	—	3,828
Provision for income taxes	1,339	527	—	812

Net income	$4,082	$1,066	$—	$3,016

Basic earnings per share	$0.22	$0.06	$—	$0.17

Diluted earnings per share	$0.22	$0.06	$—	$0.16

Weighted average shares outstanding	18,147	18,147	18,147	18,147
Diluted average shares outstanding	18,439	18,439	18,439	18,439

MIDWEST BANC HOLDINGS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED
DECONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — Basis of Presentation of Sale of MBWI

      The unaudited pro forma combined condensed deconsolidated statement of earnings for the three months ended March 31, 2005 and for the year ended December 31, 2004, are presented as if the sale of MBWI occurred on January 1, 2004. The unaudited pro forma combined condensed deconsolidated balance sheet as of March 31, 2005 is presented as if the sale of MBWI occurred as of that date.

      This information is not intended to reflect the actual results that would have been achieved had the MBWI sale actually occurred on those dates.

NOTE 2 — Sale price of MBWI

      The stock purchase agreement between the Company and Western Illinois Bancshares, Inc. (“WIB”) provides that WIB will purchase all of the issued and outstanding shares of MBWI for a purchase price of $30,000,000. In addition, MBWI will pay the Company a special dividend prior to the sale closing in an amount equal to the amount, if any, that the Tier 1 capital of MBWI immediately prior to the closing of the purchase transaction, as adjusted as provided in the stock purchase agreement for the change in the value of MBWI’s investment portfolio since March 31, 2005, exceeds $20,000,000.

      The following table indicates the proceeds the Company would receive from the sale of MBWI if the sale had occurred on March 31, 2005.

(In thousands)
Tier 1 Capital of MBWI	$23,939
Sales price:
Base price	$30,000
Excess of Tier 1 Capital over $20,000	3,939
Sales cost	(255)
Other costs	(100)

Total sales proceeds	$33,584

      The stock purchase agreement also provides that WIB has the option to fund the purchase by requesting the Company to make a $4,995,000, 10-year senior term loan with interest at prime plus ½ percent and purchase $5,000,000 perpetual cumulative preferred stock of WIB or make a $5,000,000, unsecured subordinated loan with an interest rate of 7½ percent and a term of 10 years.

MIDWEST BANC HOLDINGS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED
DECONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 3 — Unaudited Pro Forma Condensed Deconsolidated Statement of Income Adjustments

      For purposes of determining the pro forma effect of the sale of MBWI on the statements of income, the following pro forma adjustments have been made as if the sale occurred as of the beginning of the period presented.

(In thousands)
Gain on sale of MBWI	$6,468
Sales costs	(255)
Other costs	(100)

Income before income taxes	6,113

Provision for income taxes	2,512

Pro forma income adjusted	$3,601

NOTE 4 — Earnings per share

	For the year ended December 31, 2004
			Pro Forma
			Adjustments	Pro Forma
			For	As Adjusted
	MBHI	MBWI	MBWI	December 31,
	Historical	Historical	Sale	2004
	(In thousands, except per share data)
Basic
Net income	$2,376	$(910)	$3,601	$6,887

Weighted average common shares outstanding	17,888	17,888	17,888	17,888

Basic earnings per common share	$0.13	$(0.05)	$0.20	$0.39

Diluted
Net income	$2,376	$(910)	$3,601	$6,887

Weighted average common shares outstanding	17,888	17,888	17,888	17,888
Dilutive effect of stock options	403	403	403	403

Dilutive average common shares outstanding	18,291	18,291	18,291	18,291

Diluted earnings per common share	$0.13	$(0.05)	$0.20	$0.38

	For the three months ended March 31, 2005
			Pro Forma
			Adjustments	Pro Forma
			For	As Adjusted
	MBHI	MBWI	MBWI	March 31,
	Historical	Historical	Sale	2005
	(In thousands, except per share data)
Basic
Net income	$4,082	$1,066	$—	$3,016

Weighted average common shares outstanding	18,147	18,147	18,147	18,147

Basic earnings per common share	$0.22	$0.06	$0.00	$0.17

Diluted
Net income	$4,082	$1,066	$—	$3,016

Weighted average common shares outstanding	18,147	18,147	18,147	18,147
Dilutive effect of stock options	292	292	292	292

Dilutive average common shares outstanding	18,439	18,439	18,439	18,439

Diluted earnings per common share	$0.22	$0.06	$0.00	$0.16